BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

April 28, 2006

TO:

Supplemental Interest Trust HSI Asset Securitization Corporation Trust 2006-OPT4

ATTENTION:

Client Manager – HASCO 2006-OPT4

TELEPHONE:

410-715-2380

FACSIMILE:

410-884-2000

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNSC8154

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and the Supplemental Interest Trust of the HSI Asset Securitization Corporation Trust 2006-OPT4 (the "Counterparty"), as represented by Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator under the Pooling and Servicing Agreement, dated and effective as of April 1, 2006, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Option One Mortgage Corporation, as Originator and Servicer, Deutsche Bank National Trust Company, as Trustee (the "Pooling and Servicing Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein or in the Definitions shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.

Trade Date:

April 20, 2006

Effective Date:

May 25, 2006

Termination Date:

September 25, 2009, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2006 and ending on the Termination Date, with No Adjustment.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day prior to each Floating Rate Payer Period End Date.

Fixed Rate:

5.30000%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BSFP

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate for

Initial Calculation

Period:

To be determined.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the states of New York, Maryland or Minnesota are closed.

Business Day Convention:

Following

Additional Amount:

In connection with entering into this Transaction USD 115,000 is payable by BSFP to Counterparty on April 28, 2006.

3.

Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. Subject to the provisions of paragraph 13 below, for purposes of the ISDA Form Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)

"Credit Support Default" provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 12 below.

(d)

"Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g)

The "Merger Without Assumption" provisions of Section 5(a)(viii) will not apply to Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)

With respect to the Counterparty, the "Bankruptcy" provision of Section 5(a)(vii)(2) will be deleted in its entirety.

(j)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k)

Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(l)

"Termination Currency" means United States Dollars.

3) Tax Representations.

Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, BSFP and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3 (f) of the ISDA Form Master Agreement, BSFP and Counterparty make the following representations:

(i)

BSFP represents that it is a corporation organized under the laws of the State of Delaware and its United States taxpayer identification number is 13-3866307.

(ii)

Counterparty represents that it is a trust created under an agreement governed by New York Law.

4)

[Reserved]

5)

Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement (or, if available, the current authorized signature book or equivalent authorizing documentation), any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and any Confirmation	Yes
BSFP and the Counterparty

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No
Counterparty	An executed copy of the Pooling and Servicing Agreement.	Within 30 days after the date of this Agreement.	No

6) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of the FSDA Form Master Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A., as Securities Administrator

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Client Manager – HASCO 2006-OPT4

Facsimile:

(410) 715-2380

Phone:

(410) 884-2000

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its Process Agent: Not Applicable

The Counterparty appoints as its Process Agent: Not Applicable

(c)

Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document.

BSFP: Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 12 below.

The Counterparty: Not Applicable

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications relating to this Agreement between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator of the Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2006-OPT4 created under the Pooling and Servicing Agreement referred to in this Confirmation in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth therein (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as imposing any liability on Wells Fargo Bank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation by the Supplemental Interest Trust or any other related documents.

(m)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HSI Asset Securitization Corporation Trust 2006-OPT4 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates. This provision will survive the termination of this Agreement.

7)

"Affiliate." BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement. This provision will survive the termination of this Agreement.

8)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g) Relationship Between Parties.

Subject to Part 5(1) of the Agreement, each party represents to the other party on each date when it enters into a Transaction that:--

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

BSFP is acting for its own account and Wells Fargo Bank, N.A. is acting on behalf of the Supplemental Interest Trust as Securities Administrator under the Pooling and Servicing Agreement and not for its own account. Each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction;

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise; and

(3)

Purpose. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)

Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction."

9)

Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

10)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Class A-10, Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class M-1, Class M-2, Class, Class M-3,. Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the "Certificates").

11) Additional Termination Events. The following Additional Termination Events will apply; in each case with respect to Counterparty as the sole Affected Party (unless otherwise provided below): (a) BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 12 and 13 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party. For purposes of this clause (a), BSFP shall be the sole Affected Party. (b) If the Trustee is unable to pay its Class A Certificates or fails or admits in writing its inability to pay its Class A Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event. (c) Notice of the Master Servicer's intention (either at the direction of the Depositor or voluntarily) to exercise its option to purchase the Mortgage Loans pursuant to Section 11.01 of the Pooling and Servicing Agreement is given by the Securities Administrator to Certificateholders pursuant to Section 11.02 of the Pooling and Servicing Agreement. Provided that the Early Termination Date shall not be prior to the purchase date of the Mortgage Loans as defined under the Pooling and Servicing Agreement. (d) Without the prior written consent of BSFP, Counterparty shall not consent to any amendment or supplemental agreement to the Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of BSFP. Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agencies confirmation therewith, if any. The failure by Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "AA-" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's (and together with S&P and Fitch, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; (iii) post collateral which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement, which will be sufficient to restore the immediately prior ratings of the Certificates. For purposes of this provision, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Certificates and receive from the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

13)

Ratings Event. It shall be a ratings event ("Ratings Event") if at any time after the date hereof BSFP shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean (A) the unsecured, long-term senior debt obligations of BSFP are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of BSFP are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if BSFP does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of BSFP are rated at least "Al" by Moody's (including if such rating is on watch for possible downgrade).

Following a Ratings Event, BSFP shall take the following actions at its own expense, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Rating Agency Condition), and (B) not later than 10 business days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Rating Agency Condition or whose guarantor (pursuant to a form of guaranty which satisfies the Rating Agency Condition) satisfies the Rating Agency Condition pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty (pursuant to a form of guaranty that satisfies the Rating Agency Condition) from a guarantor which satisfies the Rating Agency Condition pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, NA

ABA 121-000-248

Account Number: 3970771416

Account Name: Corporate Trust Clearing

FFC: 50900002, HASCO 2006-OPT4 Supplemental

Interest Trust Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:

Name:

Leticia Chevere

Title:

Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, HSI ASSET SECURITIZATION TRUST 2006-OPT4

By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator

SCHEDULE I

(where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Following Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment.)

From and including	To but excluding	Notional Amount (USD)
Effective Date	6/25/2006	947,703,401.28
6/25/2006	7/25/2006	926,015,369.84
7/25/2006	8/25/2006	901,284,074.32
8/25/2006	9/25/2006	873,583,477.53
9/25/2006	10/25/2006	843,021,309.10
10/25/2006	11/25/2006	809,739,382.53
11/25/2006	12/25/2006	773,917,955.63
12/25/2006	1/25/2007	736,042,003.68
1/251/2007	2/25/2007	699,864,091.60
2/25/2007	3/25/2007	665,445,631.53
3/25/2007	4/25/2007	632,700,791.92
4/25/2007	5/25/2007	601,547,943.52
5/25/2007	6/25/2007	571,909,472.32
6/25/2007	7/25/2007	543,711,617.27
7/25/2007	8/25/2007	516,884,074.63
8/25/2007	9/25/2007	491,360,035.21
9/25/2007	10/25/2007	467,068,038.22
10/25/2007	11/25/2007	443,006,066.81
11/25/2007	12/25/2007	401,465,192.66
12/25/2007	1/25/2008	363,533,244.80
1/25/2008	2/25/2008	329,477,984.76
2/25/2008	3/25/2008	298,838,011.56
3/25/2008	4/25/2008	271,680,955.28
4/25/2008	5/25/2008	255,683,181.74
5/25/2008	6/25/2008	240,877,526.23
6/25/2008	7/25/2008	226,553,691.10
7/25/2008	8/25/2008	212,209,330.62
8/25/2008	9/25/2008	198,613,102.11
9/25/2008	10/25/2008	185,912,672.48
10/25/2008	11/25/2008	178,923,752.58
11/25/2008	12/25/2008	167,826,189.96
12/25/2008	1/25/2009	157,447,065.90
1/25/2009	2/25/2009	147,863,048.97
2/25/2009	3/25/2009	139,189,494.44
3/25/2009	4/25/2009	131,086,825.55
4/25/2009	5/25/2009	123,447,263.23
5/25/2009	6/25/2009	116,243,990.14
6/25/2009	7/25/2009	109,451,760.51
7/25/2009	8/25/2009	103,046,808.96
8/25/2009	Termination Date	97,006,754.46